DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Tax Exempt Bond Fund, Inc. for its fiscal year ended May 31, 1997. Your Fund produced a total return including bond price changes, capital gain distributions and interest income of 7.61%.* The Fund's tax-free annualized distribution rate per share was 5.08%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders).
ECONOMIC REVIEW
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 31, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee (the "FOMC"),
the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation.
The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.
MARKET ENVIRONMENT
    For much of the past year, the trading environment for fixed income securities has been dominated by a measure of volatility one would expect to find during periods of rapidly shifting perceptions as to the course of economic growth and of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts
in investors' perceptions of the economy and the appropriate levels of long term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. In November 1996, as investors became convinced of a significant slowing in the rate of growth of the economy, this range in prices was redefined to higher levels. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting.
    Throughout 1996 municipal securities were hard pressed to escape the volatility witnessed by the fixed income markets in general. Ultimately, tax exempt bonds were supported by a formidable technical dynamic of strong demand and limited supply which enabled municipals to significantly outperform comparable term U.S. Treasuries. A comparison of the decline in yields and subsequent price appreciation experienced by the holders of
30-year U.S. Treasury bonds and Municipal bonds as represented by the Bond Buy er's 25 Bond Revenue Index (the "Revenue Index") clearly illustrates this point. While interest rates fluctuated significantly over the course of the year ended May 31, 1997, 30-year Treasury yields closed the period 10 basis points lower than the start of the year (.10%) at 6.90%. Over the same time, the Revenue Index declined by 30 basis points (.30%) to close the period at 5.91%, which represents a taxable equivalent yield of 8.20%, assuming a 28% Federal income tax bracket. (Remember, fund yields and net asset values do fluctuate, past performance is no guarantee of future results, and actual results for a fund will vary from an index).
PORTFOLIO OVERVIEW
    In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the Portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend Portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. Your Fund's performance during this reporting period also was impacted by efforts to achieve a balanced posture addressing the generation of tax-free income as well as a measure of total return reflective of the market in general. Throughout this process, performance was further impacted by enhancing the liquidity and performance characteristics of the portfolio by extending the optional redemption characteristics and improving the underlying creditworthiness of its holdings.
    We appreciate your investment in the Dreyfus California Tax Exempt Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.       MAY 31, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$22,345
Lehman Brothers
Municipal Bond Index*
$19,017
Dreyfus California
Tax Exempt Bond Fund
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                   One Year Ended                    Five Years Ended                   Ten Years Ended
                    May 31, 1997                       May 31, 1997                       May 31, 1997
                  ________________                   ________________                   ________________
                       7.61%                              5.46%                              6.64%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus California Tax Exempt Bond Fund, Inc. on 5/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                        MAY 31, 1997
                                                                                                  Principal
Long-Term Municipal Investments_89.2%                                                               Amount          Value
                                                                                                ______________   ____________
California_87.3%
Alameda County, COP:
  7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............                      $  5,980,000    $ 6,633,494
  7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............                         4,045,000      4,487,038
Anaheim Public Finance Authority, Revenue,
  Tax Allocation 6.45%, 12/28/2018 (Insured; MBIA)..........................                        20,000,000     21,559,000
Bellflower, COP, Refunding
  (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)................                         1,475,000      1,588,664
Berkeley, Health Facilities Revenue, Refunding
  (Alta Bates Medical Center) 6.55%, 12/1/2022..............................                        17,000,000     17,385,390
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment Project):
  6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)................                         4,625,000      5,105,168
  6.75%, 8/1/2022 (Insured; MBIA)...........................................                         1,775,000      1,923,887
California:
  5.25%, 10/1/2017 (Insured; FGIC)..........................................                        10,000,000      9,725,300
  University Revenue, Refunding (Housing System) 5.80%, 11/1/2017 (Insured; FGIC)                    5,080,000      5,141,112
California Department of Veteran Affairs, Home Purchase Revenue 8.30%, 8/1/2019                      1,000,000      1,036,530
California Department of Water Resources, Water System Revenue
  (Central Valley Project):
    5.75%, 12/1/2016........................................................                         9,705,000      9,811,658
    5.25%, 12/1/2024........................................................                        21,920,000     20,864,552
California Educational Facilities Authority, Revenue
  (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022...................                         3,655,000      3,805,878
California Health Facilities Financing Authority, Revenue:
  (Adventist Health System-West):
    6.40%, 3/1/2002 (Insured; MBIA).........................................                         1,955,000      2,103,521
    6.50%, 3/1/2003 (Insured; MBIA).........................................                         2,140,000      2,306,877
  (Downey Community Hospital):
    5.625%, 5/15/2008.......................................................                         2,500,000      2,542,400
    5.75%, 5/15/2015........................................................                         5,750,000      5,683,300
  (Episcopal Homes Foundation) 7.75%, 7/1/2018..............................                         4,270,000      4,347,629
  (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a).                         8,500,000      9,349,575
  (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA).........                         4,250,000      4,371,040
  (Stanford University):
    6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)............................                         8,975,000      9,726,028
    6.50%, 11/1/2020........................................................                         1,025,000      1,087,546
  (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)....................                            55,000         58,366
California Housing Finance Agency:
  Home Mortage Revenue:
    6.30%, 2/1/2008.........................................................                         2,700,000      2,800,521
    6.35%, 2/1/2009.........................................................                         2,870,000      2,966,317
    6.40%, 2/1/2010.........................................................                         3,030,000      3,146,655
    5.85%, 8/1/2017 (b).....................................................                         6,000,000      6,051,420
    8.20%, 8/1/2017.........................................................                           115,000        118,007
    8.30%, 8/1/2019.........................................................                           115,000        119,083

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                           MAY 31, 1997
                                                                                          Principal
Long-Term Municipal Investments (continued)                                                 Amount          Value
                                                                                       ________  ________
California (continued)
California Housing Finance Agency (continued):
  Home Mortage Revenue (continued):
    6.70%, 8/1/2025.........................................................                      $  8,075,000   $  8,424,082
    7.125%, 2/1/2026........................................................                         3,240,000      3,443,051
    6.55%, 8/1/2026.........................................................                        11,225,000     11,694,542
    6.15%, 8/1/2027 (Insured; MBIA).........................................                        10,000,000     10,213,900
    6.40%, 8/1/2027 (Insured; MBIA).........................................                        20,000,000     20,708,200
    7.65%, 8/1/2029.........................................................                        10,225,000     10,648,622
  MFHR 6.30%, 8/1/2026 (Insured; AMBAC) (c).................................                         7,150,000      7,333,469
  Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015.........................        .                3,140,000      3,267,390
  Single Family Mortgage:
    6.25%, 8/1/2014 (Insured; AMBAC)........................................                         3,625,000      3,693,694
    6.30%, 8/1/2024.........................................................                         8,000,000      8,213,040
    6.45%, 8/1/2025.........................................................                        15,355,000     15,922,981
California Pollution Control Financing Authority:
  PCR (Pacific Gas & Electric Co.) 6.35%, 6/1/2009 (Insured; MBIA)..........                         5,000,000      5,354,950
  (Refunding, San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)...                        41,830,000     44,142,362
  (Southern California Edison Co.):
    6.40%, 12/1/2024........................................................                        12,600,000     13,071,744
    6.40%, 12/1/2024 (Insured; AMBAC).......................................                         4,125,000      4,285,256
  SWDR (Browning Ferris Industry, Inc.):
    5.80%, 12/1/2016........................................................                         5,660,000      5,573,685
    6.75%, 9/1/2019.........................................................                         3,400,000      3,642,862
California Public Works Board, LR:
  (Department of Corrections, California State Prison, Susanville)
    5.25%, 6/1/2015 (Insured; FSA)..........................................                         5,455,000      5,383,158
  (Department of Corrections, Calipatria State Prison, Imperial County)
    6.50%, 9/1/2017 (Insured; MBIA).........................................                        13,000,000     14,668,810
  (Department of Corrections, Madera State Prison)
    5.50%, 6/1/2015 (Insured; MBIA).........................................                         4,500,000      4,528,170
  (Department of Corrections, Substance Abuse Treatment Facility-Corcoran II)
    5.80%, 1/1/2013 (Insured; AMBAC)........................................                        10,105,000     10,418,053
  (Various University of California Projects)
    6.375%, 10/1/2019.......................................................                        12,775,000     13,538,434
California Statewide Community Development Authority, Revenue,
  COP (Saint Joseph Health System):
    Refunding 5.50%, 7/1/2009 (Insured; MBIA)...............................                         8,645,000      8,819,715
    Refunding 5.50%, 7/1/2010 (Insured; MBIA)...............................                         9,115,000      9,239,146
    6.50%, 7/1/2015.........................................................                         7,000,000      7,571,970
Chico Public Financing Authority, Revenue
  (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)..                         2,000,000      2,132,440
Contra Costa County, COP (Merrithew Memorial Hospital):
  6.60%, 11/1/2012 (Prerefunded 11/1/2002) (a)..............................                        10,000,000     11,123,400
  5.375%, 11/1/2017 (Insured; MBIA).........................................                        21,500,000     20,902,085

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                        MAY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  ___________      ___________
California (continued)
Contra Costa Water District, Water Revenue:
  5.50%, 10/1/2019 (Insured; MBIA)..........................................                 $       5,000,000    $ 4,877,200
  5%, 10/1/2024 (Insured; MBIA).............................................                        14,000,000     12,694,360
Corona Community Facilities District, Special Tax, Refunding:
  7.60%, 9/1/2013...........................................................                         5,755,000      6,025,830
  7.60%, 9/1/2017...........................................................                         3,000,000      3,138,600
  7.70%, 9/1/2019...........................................................                         2,000,000      2,096,540
East Bay Municipal Utilities District, Revenue:
  Wastewater Treatment System:
    Refunding 5.50%, 6/1/2013 (Insured; AMBAC)..............................                        16,900,000     16,565,718
    Refunding 5.55%, 6/1/2020 (Insured; AMBAC)..............................                        26,500,000     25,469,415
    7.20%, 6/1/2020 (Insured; AMBAC) (Prerefunded 6/1/2000) (a).............                         3,325,000      3,649,986
  Water System, Refunding:
    6%, 6/1/2012 (Insured; MBIA)............................................                        15,600,000     16,236,480
    4.75%, 6/1/2021 (Insured; FGIC).........................................                        43,435,000     38,099,879
Eldorado County Public Financing Authority, Revenue, Refunding
  5.50%, 2/15/2016 (Insured; FGIC)..........................................                         9,000,000      8,900,820
Emeryville Public Financing Authority, Revenue
  (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024...................                         2,365,000      2,503,258
Escondido Union High School District:
  Zero Coupon, 11/1/2015 (Insured; MBIA)....................................                         6,250,000      2,223,625
  Zero Coupon, 11/1/2017 (Insured; MBIA)....................................                         4,000,000      1,249,560
Fairfield, Water Revenue, Refunding:
  5.25%, 4/1/2012 (Insured; AMBAC)..........................................                         4,310,000      4,285,519
  5.25%, 4/1/2013 (Insured; AMBAC)..........................................                         4,535,000      4,474,730
Folsom, Special Tax (Community Facilities District Number 3) 7.80%, 12/1/2015                        1,900,000      2,014,076
Folsom Public Financing Authority, Local Agency Revenue
  7.90%, 10/1/2019..........................................................                        18,120,000     18,655,084
Foothill Eastern Transportation Corridor Agency, Toll Road Revenue
  6%, 1/1/2016..............................................................                         8,750,000      8,861,300
Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)......................                         4,850,000      4,679,959
Hesperia Water District, COP, Refunding
  (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)....                         4,500,000      4,969,125
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013...............                         6,300,000      6,715,989
La Verne Community Facilities District, Special Tax
  (Koll Business Center) 7.875%, 3/1/2014...................................                         3,625,000      3,822,128
Lake Elsinore Public Financing Authority, Revenue:
  Local Agency 8%, 10/1/2020................................................                         3,000,000      2,100,000
  Tax Allocation (Lake Elsinore Redevelopment Project)
    6.25%, 2/1/2019 (Insured; FGIC).........................................                         4,220,000      4,361,539

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                          MAY 31, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 ____________     ____________
California (continued)
Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
  7%, 12/1/2015 (Insured; AMBAC)............................................                  $     12,355,000   $ 13,228,004
Los Angeles Community Redevelopment Agency, Tax Allocation
  (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA).........                         4,900,000      5,045,726
Los Angeles County, COP:
  (Disney Parking Project) 6.50%, 3/1/2023..................................                         7,440,000      7,595,496
  (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)........                         9,000,000      9,333,090
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  6%, 7/1/2020 (Insured; MBIA)..............................................                        15,000,000     15,495,900
Los Angeles Department Water and Power,
  Waterworks Reveue, Refunding:
    5.90%, 5/15/2011 (Insured; FGIC)........................................                         2,190,000      2,301,492
    6.40%, 5/15/2028........................................................                         2,435,000      2,541,044
    6.375%, 7/1/2034 (Insured; MBIA)........................................                        12,000,000     12,746,640
Los Angeles Harbor Department, Revenue:
  6%, 8/1/2012..............................................................                         8,900,000      9,221,735
  5.375%, 11/1/2016.........................................................                        12,545,000     12,012,465
  6.625%, 8/1/2019 (Insured; AMBAC).........................................                         6,000,000      6,380,460
  6.625%, 8/1/2025..........................................................                        17,780,000     18,957,036
Los Angeles Municipal Improvement Corp.:
  COP (Equipment Real Property) 5.40%, 12/1/2010 (Insured; AMBAC)...........                         3,935,000      3,980,489
  LR, Refunding (Central Library Project):
    6.30%, 6/1/2016.........................................................                         3,500,000      3,639,300
    6.30%, 6/1/2018.........................................................                         4,250,000      4,401,725
    6.35%, 6/1/2020.........................................................                         7,700,000      8,023,939
Menlo Park Community Development Agency, Tax Allocation, Refunding
  (Las Puglas Community Development Project):
    5.375%, 6/1/2016 (Insured; AMBAC).......................................                         6,470,000      6,334,324
    5.375%, 6/1/2022 (Insured; AMBAC).......................................                        11,825,000     11,508,090
Metropolitan Water District of Southern California, Waterworks Revenue:
  6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)................................                         4,750,000      5,230,368
  Refunding 4.75%, 7/1/2021 (Insured; MBIA).................................                        32,000,000     28,061,760
  5%, 7/1/2027..............................................................                        30,735,000     28,128,057
Modesto, Multi-Family Housing Mortage Revenue, Refunding 6.40%, 6/1/2029....                         7,723,000      7,924,107
Modesto Irrigation District Financing Authority, Revenue, Refunding
  5.75%, 10/1/1010 (Insured; MBIA)..........................................                         8,275,000      8,719,533
Mojave Water Agency, Refunding (Improvement District-Morongo Basin)
  5.75%, 9/1/2015 (Insured; FGIC)...........................................                         3,000,000      3,065,820
Moulton Niguel Water District (Improvement District Number 6)
  7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a)...............                         5,000,000      5,478,800
Mount Diablo Hospital District, Revenue
  6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)............                         5,000,000      5,370,650

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)               MAY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
California (continued)
Mount Diablo Unified School District, Community Facilities District, Special Tax
  7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000) (a)................                     $   3,500,000    $ 3,840,480
M-S-R Public Power Agency, Revenue, Refunding (San Juan Project):
  5.375%, 7/1/2013 (Insured; MBIA)..........................................                         2,500,000      2,499,875
  5.375%, 7/1/2014 (Insured; MBIA)..........................................                         3,000,000      2,983,260
  5.90%, 7/1/2020...........................................................                        16,750,000    16,755,025
Northern California Power Agency, Power Revenue:
  (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC) (Prerefunded 1/1/2016) (a)                     670,000        784,731
  Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a).....                           375,000        457,714
Northridge Water District, COP, Revenue
  5.25%, 2/1/2018 (Insured; AMBAC)..........................................                         2,500,000      2,389,025
Orange Cove Irrigation District, Revenue, COP, Refunding (Rehabilitation Project)
  5%, 2/1/2017 (Insured; AMBAC).............................................                         7,300,000      6,793,599
Palmdale Elementary School District, Special Tax, Community Facilities District Number 90
  5.30%, 8/1/2014 (Insured; FSA)............................................                         2,500,000      2,465,175
Palo Alto Unified School District 5.375%, 8/1/2017..........................                         6,940,000      6,867,824
Pasadena Community Development Commission, MFHR (Civic Center)
  6.45%, 12/1/2021 (Insured; FSA)...........................................                        13,185,000     13,539,281
Port of Oakland, Special Facilities Revenue, (Mitsui O.S.K. Lines Ltd.)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (d).......................                         2,000,000      2,117,700
Rancho Cucamonga Redevelopment Agency, Tax Allocation
  (Rancho Cucamonga Redevelopment Project):
    7.125%, 9/1/2019 (Insured; MBIA)........................................                         2,455,000      2,642,096
    6.75%, 9/1/2020 (Insured; MBIA).........................................                         1,415,000      1,511,588
Riverside County Asset Leasing Corp., Leasehold Revenue
  (Riverside County Hospital Project) 6.25%, 6/1/2019.......................                         7,500,000      7,522,950
Riverside County Community Facilities District, Special Tax
  8.25%, 9/1/2016...........................................................                         4,730,000      4,705,120
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012..........                         6,000,000      6,120,420
Sacramento County, Airport System Revenue:
  6%, 7/1/2017 (Insured; MBIA)..............................................                         5,850,000      5,965,889
  5.90%, 7/1/2024 (Insured; MBIA)...........................................                         9,650,000      9,723,630
Saddleback Community College District, COP
  7%, 8/1/2019 (Insured; BIGI)..............................................                         2,875,000      3,073,634
San Bernardino County, COP:
  (Capital Facilities Project)
    6.875%, 8/1/2024........................................................                         5,000,000      5,927,400
  (Refunding, Medical Center Financing Project) 5.50%, 8/1/2015 (Insured; MBIA)                      12,790,000    12,823,510
  (West Valley Detention Center)
    5.90%, 11/1/2001 (Insured; MBIA)........................................                         1,565,000      1,659,260

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                          MAY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
California (continued)
San Elijo Joint Powers Authority, Revenue
  (San Elijo Water Pollution Control Project)
  7%, 3/1/2020 (Insured; FGIC) (Prerefunded 3/1/2000) (a)...................                     $   5,500,000    $ 5,979,765
San Francisco City and County, SFMR
  (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024............                           255,000        267,740
San Francisco City and County Airports Commission, International Airport Revenue:
  Refunding, 6.10%, 5/1/2003 (Insured; AMBAC)...............................                         3,000,000      3,233,160
  5.75%, 5/1/2020 (Insured; FGIC)...........................................                        28,005,000     27,879,818
San Francisco City and County Public Utilities Commission, Water Revenue
  6.50%, 11/1/2017 (Prerefunded 11/1/2001) (a)..............................                         3,500,000      3,844,680
San Francisco City and County Redevelopment Agency, LR
  (George R. Moscone Convention) 5.50%, 7/1/2018............................                         3,120,000      2,975,794
San Jose_Santa Clara Water Financing Authority, Sewer Revenue
  5.375%, 11/15/2020 (Insured; FGIC)........................................                        15,030,000     14,562,417
San Marcos Public Facilities Authority, Tax Allocation Revenue
  6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a)....................                        10,500,000     11,314,590
San Mateo County, COP (Capital Projects Program)
  6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)................                         6,000,000      6,558,419
Santa Barbara, COP, Refunding (Water System Improvement Project)
  6.70%, 4/1/2027 (Insured; AMBAC)..........................................                         4,000,000      4,341,680
Santa Clara County, COP (Capital Project)
  6.25%, 10/1/2016 (Insured; AMBAC).........................................                        10,000,000     10,461,600
Santa Cruz County, COP (Capital Facilities Project)
  6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001) (a)................                         5,000,000      5,517,100
Santa Cruz County Public Financing Authority, Revenue, Refunding
  7.10%, 9/1/2021 (Insured; MBIA)...........................................                         6,500,000      7,003,880
Southern California Rapid Transportation District, COP (Workers Compensation Fund)
  6.50%, 7/1/2007 (Insured; MBIA) (e).......................................                        22,900,000     24,662,155
University of California:
  COP (UCLA Central Chiller/Cogeneration)
    6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)............................                         3,000,000      3,189,569
  HR (UC Davis Medical Center) 5.70%, 7/1/2011 (Insured; AMBAC).............                        10,195,000     10,528,681
West Basin Municipal Water District, COP
  6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a)...............                         6,000,000      6,548,519
U.S. Related_1.9%
Puerto Rico Electric Power Authority, Power Revenue
  5.375%, 7/1/2027 (Insured; MBIA)..........................................                        26,500,000     25,842,800
                                                                                                                  ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $1,162,463,031).....................................................                                  $1,205,083,490
                                                                                                             =================

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                MAY 31, 1997
                                                                                          Principal
Short-Term Municipal Investments_10.8%                                                      Amount          Value
                                                                                       ________  ________
California_7.6%
California Statewide Communities Development Corp., IDR, VRDN (Grundfos Pump Project)
  3.75% (LOC: Bank of Tokyo Mitsubishi, California State Teachers Retirement) (d,f)                $ 5,900,000.. $  5,900,000
California Health Facilities Financing Authority, Revenue,
  (Catholic Health Care West) 3.40% (Insured; AMBAC) (g)....................                        12,000,000     12,000,000
California Pollution Control Financing Authority, PCR, Refunding, VRDN
  (Pacific Gas and Electric)
  3.90% (LOC; Bank of America National Trust and Savings Association) (d,f).                        31,300,000     31,300,000
Chula Vista, IDR, Refunding, VRDN
  (San Diego Gas) 3.75% (f).................................................                         5,550,000      5,550,000
Irvine Improvement Bond Act 1915, Revenue, VRDN
  (Assessment District Number 94-15) 3.80% (LOC; Dai-Ichi Kangyo Bank Ltd.) (d,f)                    6,000,000      6,000,000
Irvine Public Facilities and Infrastructure Authority, LR, VRDN
  (Capital Improvement Project) 3.70% (LOC; National Westminster PLC) (d,f).                        10,000,000     10,000,000
Irvine Ranch Water District, Refunding, VRDN
  3.70% (LOC; Bank of America National Trust and Savings Association) (d,f).                         8,900,000      8,900,000
Orange County Sanitation District (Numbers 1-3, 5-7,11,13 & 14), COP, VRDN
  3.75% (LOC; National Westminster PLC) (d,f)...............................                         9,200,000      9,200,000
Tustin Improvement Bond Act 1915, (Reassessment District Number 95-2), VRDN
  3.75% (LOC; Kredietbank, N. V.) (d,f).....................................                         14,000,000    14,000,000
U.S. Related_3.2%
Commonwealth of Puerto Rico, Government Development Bank, Refunding, VRDN
  3.55% (LOC; Credit Suisse) (d,f)..........................................                        25,150,000     25,150,000
Puerto Rico Electric Power Authority, Power Revenue 3.48% (Insured; FSA) (g)                        17,500,000     17,500,000
                                                                                                                 ______________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $145,500,000).......................................................                                   $   145,500,000
                                                                                                               ===============
TOTAL INVESTMENTS_100.0%
  (cost $1,307,963,031).....................................................                                    $1,350,583,490
                                                                                                               ===============


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BIGI          Bond Investors Guaranty Insurance                  LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FNMA          Federal National Mortgage Association              MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              ______                          _________________          ______________________
AAA                                Aaa                            AAA                               62.7%
AA                                 Aa                             AA                                14.4
A                                  A                              A                                  8.4
BBB                                Baa                            BBB                                2.7
F1                                 MIG1/P1                        SP1/A1                             8.6
Not Rated(i)                       Not Rated(i)                   Not Rated(i)                       3.2
                                                                                                   ________
                                                                                                   100.0%
                                                                                                 =========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Purchased on a delayed-delivery basis.
    (c) Wholly held by custodian as collateral for delayed-delivery security.
    (d)  Secured by letters of credit.
    (e) Partially held by custodian in a segregated account as initial margin for open financial future positions.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Inverse Floater Security_the interest rate is subject to change periodically.
    (h) Fitch currently provides creditworthiness information for a limited number of investments.
    (i)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (j)  At May 31, 1997, 28.8% of the Fund's net assets are insured by MBIA.

STATEMENT OF FINANCIAL FUTURES                                  MAY 31, 1997
                                                                          Market Value                        Unrealized
                                                                            Covered                         (Depreciation)
Financial Futures Short                                   Contracts       by Contracts      Expiration        at 5/31/97
____________                                             ____________     ____________     ____________     ________________
U.S. Treasury Futures........................                750          $82,218,750      September `97       $(656,250)
                                                                                                             =============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                          MAY 31, 1997
                                                                                                 Cost                 Value
                                                                                             ____________         ____________
ASSETS:                          Investments in securities_See Statement of Investments     $1,307,963,031       $1,350,583,490
                                 Cash.......................................                                          3,461,825
                                 Interest receivable........................                                         24,648,188
                                 Prepaid expenses...........................                                             35,066
                                                                                                                  _____________
                                                                                                                 1,378,728,569
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         903,801
                                 Payable for investment securities purchased                                         8,122,461
                                 Payable for futures variation margin_Note 4(a)                                        515,625
                                 Accrued expenses...........................                                           128,323
                                                                                                                  _____________
                                                                                                                      9,670,210
                                                                                                                  _____________
NET ASSETS..................................................................                                     $1,369,058,359
                                                                                                               ================
REPRESENTED BY:                  Paid-in capital............................                                     $1,359,023,634
                                 Accumulated undistributed investment income_net184,490
                                 Accumulated net realized gain (loss) on investments                                (32,113,974)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments  [including ($656,250) net unrealized
                                     (depreciation) on financial futures]_Note 4(b)                                  41,964,209
                                                                                                                  _____________
NET ASSETS..................................................................                                     $1,369,058,359
                                                                                                               ================
SHARES OUTSTANDING
(300 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                         95,608,003
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                             $14.32
                                                                                                                      =========





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                             YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  80,291,434
EXPENSES:                        Management fee_Note 3(a)...................                    $ 8,259,304
                                 Shareholder servicing costs_Note 3(b)......                      1,334,611
                                 Custodian fees.............................                        107,384
                                 Directors' fees and expenses_Note 3(c).....                         71,998
                                 Professional fees..........................                         64,302
                                 Prospectus and shareholders' reports.......                         47,653
                                 Registration fees..........................                         34,166
                                 Loan commitment fees_Note 2................                         8,767
                                 Miscellaneous..............................                         76,566
                                                                                                ____________
                                     Total Expenses.........................                                         10,004,751
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                         70,286,683
                                                                                                                   _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $(2,044,218)
                                 Net realized gain (loss) on financial futures                     (71,094)
                                                                                                ____________
                                     Net Realized Gain (Loss)...............                                         (2,115,312)
                                 Net unrealized appreciation (depreciation) on investments
                                     [including ($656,250) net unrealized (depreciation)
                                     on financial futures]..................                                         34,799,633
                                                                                                                   _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         32,684,321
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $102,971,004
                                                                                                                   =============



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended            Year Ended
                                                                                       May 31, 1997          May 31, 1996
                                                                                    _________________      _________________

OPERATIONS:
  Investment income_net..................................................            $  70,286,683          $ 78,376,473
  Net realized gain (loss) on investments................................               (2,115,312)            5,971,617
  Net unrealized appreciation (depreciation) on investments..............               34,799,633           (57,311,024)
                                                                                    _________________      _________________
    Net Increase (Decrease) in Net Assets Resulting from Operations......              102,971,004            27,037,066
                                                                                    _________________      _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..................................................              (70,102,193)          (78,376,473)
  Net realized gain on investments.......................................                  (86,360)               ___
                                                                                    _________________      _________________
    Total Dividends......................................................              (70,188,553)          (78,376,473)
                                                                                    _________________      _________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................            1,675,496,366         1,244,233,021
  Dividends reinvested...................................................               43,945,559            49,530,321
  Cost of shares redeemed................................................          (1,754,439,821)        (1,428,904,541)
                                                                                    _________________      _________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions....              (34,997,896)         (135,141,199)
                                                                                    _________________      _________________
      Total Increase (Decrease) in Net Assets............................               (2,215,445)         (186,480,606)
NET ASSETS:
  Beginning of Period....................................................            1,371,273,804         1,557,754,410
                                                                                    _________________      _________________
  End of Period.......................................................             $ 1,369,058,359       $ 1,371,273,804
                                                                                 ==================     =================
UNDISTRIBUTED INVESTMENT INCOME_NET..........................                  $           184,490               ___
                                                                                    _________________      _________________
                                                                                        Shares                 Shares
                                                                                    _________________      _________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................               117,770,679           86,863,106
  Shares issued for dividends reinvested................................                 3,079,624             3,452,140
  Shares redeemed........................................................            (123,222,239)          (99,479,542)
                                                                                    _________________      _________________
    Net Increase (Decrease) in Shares Outstanding........................               (2,371,936)          (9,164,296)
                                                                                 ==================     =================







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Year Ended May 31,
                                                          _____________________________________________________________________
PER SHARE DATA:                                           1997             1996            1995            1994           1993
                                                        ________        ________        ________        ________        ________

    Net asset value, beginning of period.........        $14.00          $14.54          $14.59          $15.34         $14.82
                                                        ________        ________        ________        ________        ________
    Investment Operations:
    Investment income_net...................                .73             .77             .82             .84            .89
    Net realized and unrealized gain (loss)
      on investments............................            .32            (.54)             __            (.57)           .66
                                                        ________        ________        ________        ________        ________
    Total from Investment Operations............           1.05             .23             .82             .27           1.55
                                                        ________        ________        ________        ________        ________
    Distributions:
    Dividends from investment income-net.........         (.73)            (.77)          (.82)            (.85)          (.88)
    Dividends from net realized gain on investments         __               __           (.05)            (.17)          (.15)
                                                        ________        ________        ________        ________        ________
    Total Distributions.........................          (.73)            (.77)          (.87)           (1.02)         (1.03)
                                                        ________        ________        ________        ________        ________
    Net asset value, end of period...............        $14.32          $14.00          $14.54          $14.59         $15.34
                                                        =======        ========        ========        ========        ========
TOTAL INVESTMENT RETURN.......................            7.61%           1.58%           5.93%           1.58%          10.89%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          .73%            .69%            .71%            .70%           .69%
    Ratio of net investment income
      to average net assets................               5.11%           5.37%           5.77%           5.46%          5.88%
    Portfolio Turnover Rate..................            60.56%          56.12%          39.85%          28.14%         41.40%
    Net Assets, end of period (000's Omitted)....    $1,369,058      $1,371,274      $1,557,754      $1,658,782      $1,834,956








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately
$31,549,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. The carryover does not include net realized securities losses from November
1, 1996 through May 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $2,069,000 of the carryover expires in fiscal 2003, $27,927,000 expires in fiscal 2004 and $1,55 3,000 expires in fiscal 2005.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    As a result of the treatment of market discount for financial reporting purposes, versus federal income tax purposes, the Fund reclassified $82,514 from undistributed net realized and unrealized gains to net investment income. This amount represented the cumulative effect of such difference. Results of operations and net assets were not affected by this reclassification.
NOTE 2_Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement during the period ended May 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $728,051 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted $412,416 during the period ended May 31, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective May 12, 1997, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1997, redemption fees amounted to $36,527.
NOTE 4_Securities Transactions:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the year ended May 31, 1997, amounted to $783,465,179 and $900,962,298, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1997 and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (B) At May 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $41,964,209, consisting of $45,858,036 gross unrealized appreciation and $3,893,827 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statements of investments and financial futures, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 26, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS CALIFORNIA
TAX EXEMPT BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            928AR975
[Dreyfus logo]
Registration Mark

California
Tax Exempt
Bond Fund, Inc.
Annual Report
May 31, 1997